UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 18, 2009

CYTTA CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-139699	98-0505761
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

16857 E. Saguaro Blvd.
Fountain Hills, Arizona 85268
(Address of principal executive offices) (Zip Code)

(480) 837-6165
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On February 18, 2009, CYTTA Corp. (the “Registrant”) was advised by its independent registered public accounting firm, Moore & Associates, Chartered, that Registrant’s Form 10-Q for the quarter ended December 31, 2008, as filed with the Securities and Exchange Commission on February 17, 2009, could not be relied upon because Moore & Associates, Chartered had not completed its review of that Form 10-Q as required by Regulation S-X.  Registrant mistakenly believed Moore & Associates, Chartered had completed its review of the Form 10-Q when it was filed.  Registrant will file an amended Form 10-Q as soon as such amendment is approved by Moore & Associates, Chartered.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 23, 2009

CYTTA CORP.

By:	/s/ G. Richard Smith

G. Richard Smith
President and Chief Executive Officer